UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2007

QuadraMed Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32283	52-1992861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12110 Sunset Hills Road, Suite 600, Reston, VA 20190

(Address of principal executive office and zip code)

(703) 709-2300

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On July 16, 2007, QuadraMed Corporation (the “Company”) entered into an employment agreement (the “Employment Agreement”) with James Milligan, the Company’s Senior Vice President for Sales and Government Programs. The Employment Agreement supersedes the severance agreement entered into by and between the Company and Mr. Milligan, effective August 22, 2005, in connection with the Company’s employment of Mr. Milligan as Senior Vice President, Enterprise Marketing and Government Programs.

The Employment Agreement, effective July 16, 2007, includes the following material provisions:

•	One-year initial term, automatically renewable for one-year extensions, unless either party provides advance written notice;

•	Annual base salary of $200,000;

•	Annual incentive compensation bonus of up to fifty percent (50%) of Mr. Milligan’s then-current annual rate of base salary;

•	Eligibility for sales commissions under the Company’s Sales Compensation Plan;

•

Immediate termination of Employment Agreement upon death or permanent disability with no further compensation other than unpaid compensation earned; in connection with termination by reason of permanent disability, Company will pay income continuation payments under any disability income/insurance policies or programs;

•

In the event of an Involuntary Termination (as defined in the Employment Agreement) other than a Termination for Cause (as defined in the Employment Agreement), severance benefits of twelve (12) months of Mr. Milligan’s then-current annual rate of base salary and twelve (12) months of health benefits; severance benefits conditioned upon release of Company upon termination; and

•

Restrictive covenants on other employment without Company approval and reference to Mr. Milligan’s pre-existing agreement relating to non-solicitation and non-disparagement, confidentiality and ownership rights provisions with the Company.

Mr. Milligan’s Employment Agreement, attached to this Current Report on Form 8-K as Exhibit 99.1, is hereby incorporated by reference in response to this Item 5.02.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit 99.1	Employment Agreement, dated July 16, 2007, by and between James Milligan and QuadraMed Corporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2007

QuadraMed Corporation

/s/ David L. Piazza
David L. Piazza
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Employment Agreement, dated July 16, 2007, by and between James Milligan and QuadraMed Corporation.

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